UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the
☒	Definitive Proxy Statement		Commission Only (as permitted by
☐	Definitive Additional Materials		Rule 14a-6(e)(2)
☐	Soliciting Material Pursuant to §240.14a-12

CNS RESPONSE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

January 6, 2012

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of CNS Response, Inc. to be held on January 27, 2012 at 11:00 a.m., local time, at 85 Enterprise, Aliso Viejo, CA 92656.  At this meeting, CNS stockholders will vote on the proposals to (i) amend our Certificate of Incorporation for the purpose of effecting a reverse stock split and reducing the number of authorized shares available for issuance, (ii) ratify the selection of our independent auditors and (iii) adjourn the special meeting in certain circumstances (each as more fully described in this proxy statement).

I hope you will be able to attend the special meeting in person.  We consider the votes of all of our stockholders to be important, whether you own a few shares or many. Whether or not you plan to attend, please vote your shares as soon as possible, following the instructions on the enclosed proxy card.  This will ensure that your shares are represented at the meeting whether or not you are able to attend in person.  Of course, if you do attend the meeting and wish to vote in person, you may do so.

Your vote is extremely important. You may vote your shares by mail, fax or email by completing, signing, dating and returning the proxy card in the postage-paid envelope provided or by faxing or scanning the proxy card to CNS Response at the email address and fax numbers indicated in the accompanying proxy statement. You may revoke your proxy at any time before it is exercised at our special meeting by following the instructions in the proxy statement.

Very truly yours,

/s/ George Carpenter
George Carpenter
Chief Executive Officer

CNS RESPONSE, INC.
85 Enterprise, Suite 410
Aliso Viejo, CA 92656

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the special meeting of Stockholders of CNS Response, Inc. (“CNS”) will be held at 85 Enterprise, Aliso Viejo, CA 92656 on Friday, January 27, 2012 at 11:00 a.m., local time, for the purpose of considering and acting on the following matters:

1.
To vote on the proposal to amend our Certificate of Incorporation for the purposes of effecting a reverse stock split of our common stock at a specific ratio within a range from 1 for 10 to 1 for 50 and simultaneously with the reverse split, reducing the number of authorized shares available for issuance from 750,000,000 to 100,000,000, and to authorize the board of directors to determine, in its discretion, the timing of the amendment and the specific ratio of the reverse stock split (referred to as “Proposal No. 1”).

2.
To ratify the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012 (referred to as “Proposal No. 2” or the “Independent Auditor Proposal”).

3.
To approve any adjournment of the special meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve the first proposal (referred to as “Proposal No. 3” or the “Adjournment Proposal”).

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items are more fully described in the proxy statement accompanying this Notice.

The board of directors fixed the close of business on December 28, 2011 as the record date for determining CNS stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

Your vote is extremely important. All CNS stockholders are cordially invited to attend the special meeting in person. Whether or not you plan to attend in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or scan or fax your completed proxy card to the email address and fax numbers indicated in the proxy statement – this will help ensure that your CNS shares are represented and that a quorum is present at the special meeting. If you submit your proxy and then decide to attend the special meeting and wish to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures identified in the accompanying proxy statement. Only CNS stockholders of record at the close of business on December 28, 2011 are entitled to notice of, to attend and to vote at, the special meeting. This proxy statement, the enclosed proxy card and CNS’s Annual Report for the fiscal year ended September 30, 2011 (the “Annual Report”) are first being distributed to stockholders on or about January 6, 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” (I) THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES, (II) THE INDEPENDENT AUDITOR PROPOSAL AND (III) THE ADJOURNMENT PROPOSAL ON THE ENCLOSED PROXY CARD.

Important Notice Regarding Internet Availability Of Proxy Materials For The Special Meeting Of Stockholders: This proxy statement, the accompanying form of proxy card and the Annual Report are available at www.cnsresponse.com.  We are providing you access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

If you have any questions or require any assistance with voting your shares, please contact:

Paul Buck
Corporate Secretary
CNS Response, Inc.
pbuck@cnsresponse.com

By order of the Board of Directors,

/s/ Paul Buck
Paul Buck
Corporate Secretary

Aliso Viejo, California
January 6, 2012

IMPORTANT: Whether or not you expect to attend the special meeting in person, we urge you to submit a completed proxy card to vote your shares.  This will help ensure the presence of a quorum at the special meeting.  Promptly voting your shares will help to save CNS the expense of additional solicitations.  As described in the accompanying proxy statement, submitting your proxy card now will not prevent you from voting your shares at the special meeting if you desire to do so.  Please mail your proxy card in the envelope provided or fax the card to CNS at 1-866-294-2611 or to American Stock Transfer & Trust Company at 1-718-765-8719.

TABLE OF CONTENTS

BACKGROUND OF OUR BOARD’S SOLICITATION	2
QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING	3
PROPOSAL NO. 1 – APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES	8
PROPOSAL NO. 2 –RATIFICATION OF INDEPENDENT AUDITORS	14
PROPOSAL NO. 3 – ADJOURNMENT OF THE SPECIAL MEETING	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
OTHER MATTERS	19
Solicitation of Proxies	19
Householding	19
EXHIBIT - CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF CNS RESPONSE, INC.	21

THIS PROXY STATEMENT ALSO INCLUDES THE PROXY CARD FOR YOUR USE IN
VOTING FOR (I) THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES, (II) THE INDEPENDENT AUDITOR PROPOSAL AND (III) THE ADJOURNMENT PROPOSAL.

CNS RESPONSE, INC.

85 Enterprise, Suite 410
Aliso Viejo, CA 92656

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 27, 2012

ABOUT THE MEETING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of CNS Response, Inc.  (“CNS,” the “Company,” “we,” “our,” or “us”) for use in connection with CNS’s special meeting of stockholders (the “special meeting” or the “meeting”), to be held on Friday, January 27, 2012 at 11:00 a.m., local time, at  85 Enterprise, Aliso Viejo, CA 92656, and any adjournment or postponement thereof. This proxy statement and the enclosed proxy card are being sent to stockholders entitled to vote at the special meeting.

At the special meeting, stockholders of record as of December 28, 2011 will be entitled to vote on the proposals to (i) amend our Certificate of Incorporation  for the purposes of  effecting a reverse stock split of our common stock at a specific ratio within a range from 1 for 10 to 1 for 50, and simultaneously with the reverse split, reducing the number of authorized shares of common stock available for issuance from 750,000,000 to 100,000,000, and to authorize the board of directors to determine, in its discretion, the timing of the amendment and the specific ratio of the reverse stock split (ii) ratify the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012 and (iii) approve any adjournment of the special meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal No. 1 or Proposal No. 2.

THEREFORE, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” (I) THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES, (II) THE INDEPENDENT AUDITOR PROPOSAL AND (III) THE ADJOURNMENT PROPOSAL.

BACKGROUND OF OUR BOARD’S SOLICITATION

Our board of directors has called our special meeting and proposed (i) the amendment to the Certificate of Incorporation of CNS (the “Certificate of Incorporation”) to effect a reverse stock split and reduce the number of authorized shares, (ii) the ratification of the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012 and (iii) the approval of any adjournment of the special meeting.

We have filed a Registration Statement to complete a public offering of our common stock.  Our investment banker has told us that as a condition to completing our public offering, we must list our shares on The NASDAQ Capital Market (“Nasdaq”). Our board of directors has determined that a public offering with our investment banking firm would be in our best interests because it would finance our operations and may provide substantially more liquidity for our stockholders and has determined to satisfy all of the conditions necessary to complete such an offering.  By amending the Certificate of Incorporation and thereby effecting the stock split, CNS anticipates that it will be able to satisfy the stock price condition for listing on Nasdaq, and if it satisfies all of the other listing criteria, proceed with a public offering, satisfy its financing needs and provide more liquidity for its stockholders.

Our board’s goal for the special meeting is to have CNS stockholders approve the proposals (i) to amend the Certificate of Incorporation to effect the reverse stock split and reduce the number of authorized shares, (ii) to ratify the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012 and (iii) to approve any adjournment of the special meeting after considering the information contained in this proxy statement.  Our board of directors believes that is in the best interests of CNS.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

Why am I receiving these materials?

We are sending you this proxy statement because the board of directors is soliciting your proxy to vote at our special meeting.  This proxy statement provides information regarding the matters that we will act on at the special meeting and summarizes the information you need in order to vote at the special meeting. You do not need to attend the special meeting to vote your CNS shares.  Please read this proxy statement, as it contains important information you need to know to vote at the special meeting.

When and where will the special meeting take place?

The special meeting will be held on Friday, January 27, 2012 at 11:00 a.m., local time, at 85 Enterprise, Aliso Viejo, CA 92656.

Who is soliciting my vote?

This proxy statement and the proxy card are provided in connection with the solicitation of proxies by our board of directors for the special meeting.  Proxy materials, including this proxy statement and the proxy card, were filed by us with the Securities and Exchange Commission on January 6, 2012, and we are first making this proxy statement available to stockholders on or around January 6, 2012.

What am I being asked to vote on?

•     To amend our Certificate of Incorporation for the purposes of (i) effecting a reverse stock split of our common stock at a specific ratio within a range from 1 for 10 to 1 for 50 and (ii) simultaneously with the reverse split, reducing the number of authorized shares of common stock available for issuance from 750,000,000 to 100,000,000, and to authorize the board of directors to determine, in its discretion, the timing and the specific ratio of the reverse stock split (referred to as “Proposal No. 1”).

•     To ratify the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012  (referred to as “Proposal No. 2” or the “Independent Auditor Proposal”).

     •     To approve any adjournment of the special meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Proposal No. 1 or Proposal No. 2 (referred to as “Proposal No. 3” or the “Adjournment Proposal”).

•     To transact such other business as may properly come before the meeting or any adjournment thereof.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote as follows:

•     “FOR” the proposal to amend our Certificate of Incorporation for the purposes of (i) effecting a reverse stock split of our common stock at a specific ratio within a range from 1 for 10 to 1 for 50 and (ii) reducing the number of authorized shares of common stock available for issuance from 750,000,000 to 100,000,000, and to authorize the board of directors to determine, in its discretion, the timing of the amendment and the specific ratio of the reverse stock split.

•    “FOR” the proposal to ratify the selection by the Board of Directors of Cacciamatta Accountancy Corporation as our independent registered accounting firm for the fiscal year ending September 30, 2012.

 •    “FOR” the proposal to approve any adjournment of the special meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal No. 1 or Proposal No. 2.

How are my shares of common stock voted if I give you my proxy?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors.  This is subject to the “broker non-vote” limitation described under “How do I vote?” below.

Who may vote at the special meeting?

Our common stock is the only class of voting shares.  Holders of record of our common stock at the close of business on December 28, 2011, the record date for the special meeting, are entitled to vote on each matter properly brought before the special meeting and at any adjournment or postponement of the meeting.

How many votes do I have?

CNS stockholders have one vote for each share of common stock owned on the record date on each matter properly brought before the special meeting and at any adjournment or postponement of the meeting.

How many votes may be cast by all stockholders?

As of the close of business on December 28, 2011, 56,218,431 shares of our common stock were outstanding and each share is entitled to one vote on each matter properly brought before the special meeting and at any adjournment or postponement of the meeting.

How do I vote?

You may vote by attending the special meeting and voting in person or by submitting a proxy.  The method of voting by proxy will be different depending on whether your shares are held by you directly as the record (or registered) holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•
Record holders.  If you hold your CNS shares as a record holder, you may vote your shares by completing, dating and signing the proxy card that is included with this proxy statement and promptly returning it in the pre-addressed, postage paid envelope we are providing to you.  You also have the option of submitting your proxy electronically via email or by fax by following the instructions described below.  You also have the right to vote in person at the meeting, and if you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the special meeting.

If you vote by proxy, your shares will be voted at the special meeting in the manner specified by you, if any.  If you sign, date and return your proxy card, but do not specify how you want your shares voted, they will be voted by the proxy holder as described under “How are my shares of common stock voted if I give you my proxy?”

•
“Street name” holders.  If you hold your CNS shares in street name, you are what is commonly known as a “beneficial owner,” and you should receive a notice from your broker, bank or other nominee that includes instructions on how to vote your CNS shares.  Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone.  You also may request paper copies of the proxy statement and proxy card from your broker.  Because a beneficial holder is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

If you hold your shares in street name and do not provide your broker with specific voting instructions regarding  the amendment to the Certificate of Incorporation to effect the reverse stock split and reduce the number of authorized shares, the broker will not be able to vote your shares on your behalf because the broker does not have discretionary authority to vote on certain non-routine items, such as an amendment to the Certificate of Incorporation to effect a reverse stock split and reduce the number of authorized shares (so-called “broker non-votes”)– the broker must receive voting instructions from you as the beneficial owner of the shares.

The proposals to ratify the selection of an independent auditor and any adjournment of the special meeting are considered to be “routine” matters.  If the beneficial owner does not provide voting instructions, the broker, bank or nominee can still vote the shares with respect to such routine matters.

Even if you plan to attend the special meeting, we ask that you vote your shares in advance using the proxy card so that your vote will be counted if you later decide not to attend the special meeting.

If you have any questions about how to ensure that your shares are voted at the special meeting in accordance with your wishes, please contact:

George Carpenter CEO
CNS Response, Inc.
gcarpenter@cnsresponse.com

Can I send in my proxy by fax or by email?

Yes.  You may fax your completed and signed proxy card to us at (866) 294-2611. You also may fax your completed and signed proxy card to American Stock Transfer & Trust Company at (718) 765-8719. You also may email a completed and signed proxy card to us by scanning your completed and signed proxy card and emailing it to the attention of Paul Buck at pbuck@cnsresponse.com.

How many votes must be present to hold the special meeting?

A quorum must be present for business to be transacted at the special meeting.  The presence in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting.  Based on shares of our common stock outstanding on the record date, 28,109,216 shares of our common stock must be present either in person or by proxy for a quorum.

Abstentions are counted as present and entitled to vote for purposes of determining the presence or absence of a quorum; however, broker “non-votes” are not.  A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.  In order for us to determine that enough votes will be present to hold the special meeting and transact business, we urge you to vote as soon as possible by submitting the proxy card.

What vote is required to (i) amend the Certificate of Incorporation to approve the reverse stock split and reduce the number of authorized shares, (ii) ratify the selection of independent auditors and (ii) approve the proposal for the adjournment of the special meeting?

When a quorum is present, (i) a majority of the outstanding stock entitled to vote on Proposal No. 1 has to vote in favor of such proposal in order to approve the proposal and (ii) a majority of the stock present or represented and voting on Proposal No. 2 or Proposal No. 3 has to vote in favor of such proposal in order to approve the proposal.

May I revoke my vote?

You may revoke your vote at any time before your proxy is voted at the special meeting.  The action you must take to revoke your vote will be different depending on whether your shares are held by you directly as the record holder or if your shares are held in “street name” by a broker, bank or nominee on your behalf.

•     Record holders:  If you hold your CNS shares as a record holder, you may revoke your proxy at any time before your proxy is voted at the special meeting by (i) delivering to CNS a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked, (ii) signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy,  (iii) submitting another proxy by email or fax relating to the same shares and bearing a later date than the original proxy, or (iv) attending the special meeting and voting in person, although attendance at the special meeting will not, by itself, revoke a proxy.

•     “Street name” holders:  If you hold your CNS shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so.

Will any other business be conducted at the special meeting?

It is not currently expected that any matter other than those identified above will be voted upon at the special meeting (other than procedural matters with respect to the conduct of the meeting that may properly arise).  With respect to any other matter that properly comes before the meeting, the proxy holders will vote as may be recommended by our board or, if no recommendation is given, in their own discretion.

May I vote in person?

Yes. If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the special meeting. Please note, however, that if your shares are held in street name, you must bring to the special meeting a “legal proxy” from the record holder of the shares, which is the broker, bank or other nominee, authorizing you to vote at the special meeting.

What do I need for admission to the special meeting?

You are entitled to attend the special meeting in person only if you are a stockholder of record or a beneficial owner of our stock as of the close of business on December 28, 2011, or if you hold a valid proxy for the special meeting.  To attend the meeting, you must bring with you:
•     photo identification; and
•     if you hold in “street name,” you should provide proof of beneficial ownership on the record date, a copy of the voting-instruction card provided by your broker, bank, or other nominee, or other similar evidence of ownership as of the record date, as well as your photo identification.

If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the special meeting.

The use of cameras, recording devices and other electronic devices at the special meeting is prohibited, and such devices will not be allowed in the meeting or any other related areas, except by credentialed media. We realize that many cellular phones personal digital assistants have built-in digital cameras and voice recorders, and while you may bring these into the meeting venue, you may not use the camera or recording function at any time.

What happens if the special meeting is postponed or adjourned?

Your proxy will remain valid and may be voted when the postponed or adjourned meeting is held. You may change or revoke your proxy until it is voted.

Who pays for the solicitation of proxies?

We will pay the cost of preparing this proxy statement and the related proxy card and notice of meeting, as well as any other materials that may be distributed on behalf of our Board, and any cost of soliciting your vote on behalf of the board. We also pay all special meeting expenses.

We may use the services of our directors, officers, employees and others to solicit proxies, personally or by mail, telephone, or facsimile. We may also make arrangements with brokers, banks and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such individuals or firms for reasonable out-of-pocket expenses incurred by them in soliciting proxies, but we will not pay any compensation for their services. We estimate that our total expenditures related to the solicitation of proxies for the special meeting will be approximately $40,000.   We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

May I access the proxy materials for the special meeting on the Internet?

Under recently implemented rules of the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including the proxy card, and by notifying you of the availability of our proxy materials on the Internet. This proxy statement and the accompanying form of proxy card are available at www.CNSResponse.com.

PROPOSAL NO. 1 – APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES

The Board has recommended that the shareholders grant authority to the Board to affect a reverse split of the Company’s common stock (the “Reverse Split”). The Reverse Split fraction shall be determined by the Board at a later time and at anytime until the next meeting of the Company’s shareholders which are entitled to vote on such actions and shall be limited to one of the following fractional Reverse Split ratios (each a “Reverse Ratio”): (i) 1-for-10 Reverse Split; (ii) 1-for-20 Reverse Split; (iii) 1-for-30 Reverse Split; (iv) 1-for-40 Reverse Split and (v) 1-for-50 Reverse Split. In the event the Board affects a Reverse Split, the total number of authorized shares will be reduced from 750,000,000 to 100,000,000. The Reverse Split and the reduction of authorized shares will be effectuated pursuant to an amendment to the Certificate of Incorporation, a copy of which has been attached hereto as Exhibit A.

Effects of Reverse Split

Following the effectiveness, if any, of a Reverse Split, current shareholders shall be issued fewer shares of common stock, with such number of shares dependent on the Reverse Ratio ratified by the Board. For example, if the Board approves of a 1-for-20 Reverse Split, a shareholder owning 100 shares of common stock prior to such Reverse Split would hold 5 shares of common stock following such Reverse Split. THE HIGHER THE REVERSE RATIO (1-FOR-40 BEING HIGHER THAN 1-FOR-20 FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING SHAREHOLDER, POST REVERSE SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Split and the Reverse Ratio to be used, the Board will consider, primarily the satisfaction of the listing requirements of Nasdaq and its ability to proceed with a public offering of its securities.  It may also consider among other things: (i) the market price of the common stock at the time of the Reverse Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of common stock available for issuance in the future; (v) the liquidity of the common stock in the market and the improved liquidity that will result; and (vi) the nature of the Company’s operations. The Board shall maintain the right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, that we will not be able to satisfy the listing requirements of Nasdaq, proceed effectively with a public offering or if this proposal is otherwise no longer in the best interests of the Company.

The amendment will not change the terms of the common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Each stockholder’s percentage ownership of the new common stock will not be altered except for the effect of eliminating fractional shares. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the reverse stock split, we will continue to have the same number of shareholders and we will still be subject to the periodic reporting requirements of the Exchange Act.

Purposes of the Reverse Split

We have filed a Registration Statement to complete a public offering of our common stock.  Our investment banker has told us that as a condition to completing our public offering, we must list our shares on Nasdaq. Our board of directors has determined that a public offering with our investment banking firm would be in our best interests because it would finance our operations and may provide substantially more liquidity for our stockholders and has determined to satisfy all of the conditions necessary to complete such an offering.  By amending the Certificate of Incorporation and thereby effecting the stock split, CNS anticipates that it will be able to satisfy the stock price condition for listing on Nasdaq, and if it satisfies all of the other listing criteria, proceed with a public offering, satisfy its financing needs and provide more liquidity for its stockholders.

The Board believes that the amendment will allow us to (i) continue to finance the Company until it can generate positive cash flow; (ii) if we can successfully list on Nasdaq, create a new marketplace for our shares and increase our visibility, encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity; (iii) create a capital structure that better reflects a potentially profitable company; (iv) better match the number of shares outstanding with the size of the Company in terms of market capitalization, shareholders’ equity, operations and potential earnings; (v) better enable us to raise funds to finance our possible sales and marketing activities; and (vi) facilitate higher levels of institutional stock ownership where investment policies generally prohibit investments in lower-priced securities.

The simultaneous reduction in the number of authorized shares will prevent a significant increase in the number of outstanding shares of common stock without subsequent stockholder approval and prevent a potentially significant reduction in the future of the current shareholders’ percentage ownership in the total outstanding shares of common stock.

Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the possible higher market price resulting from the Reverse Split may, to some extent, reduce the negative effects on the marketability and liquidity of the common stock inherent in some of the policies and practices of institutional investors and brokerage firms described above.

The purpose of seeking shareholder approval of a range of exchange ratios (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the Reverse Split. Following the approval of this corporate action, the Board will affect a Reverse Split only upon the Board’s determination that a Reverse Split would be in the best interests of the Company at that time. If the Board were to affect a Reverse Split, the Board would set the timing for such a split and select the specific ratio as set forth herein. No further action on the part of shareholders will be required to either implement or abandon the Reverse Split. If the Board determines to implement the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio the board selects.

Risks Associated with the Reverse Split

Shareholders should note that the effect of the Reverse Split upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Split will be 10 to 50 times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Split. The market price of our common stock may also be affected by other factors which may be unrelated to the Reverse Split or the number of shares outstanding. Furthermore, even if the market price of our common stock does rise following the Reverse Split, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our common stock.

While we aim that the Reverse Split will be sufficient to list our shares of common stock on Nasdaq, it is possible that, even if the Reverse Split results in a bid price for our common stock that exceeds $4.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing of our common stock on Nasdaq. To continue to have our common stock eligible for continued listing on Nasdaq, we would also need to satisfy additional criteria under at least one of the three standards. Under Equity Standard Listing Rules, these criteria require, in addition to the minimum bid price, that:

•                  we have shareholders’ equity of at least $10 million;
•                  our public float must consist of at least 750,000 shares with a market value of at least $5 million (public float defined under Nasdaq’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);
•                  there be at least 400 shareholders;
•                  there be at least two market makers for our common stock; and

•                  we comply with certain corporate governance requirements.

We believe that we will satisfy all of these listing criteria, however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Split may result in greater liquidity for our shareholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split, particularly if the share price does not increase as a result of the Reverse Split.

If the Reverse Split is implemented, some shareholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own less than 100 shares following the Reverse Split may be required to pay higher transaction costs if they sell their shares in the Company.

Finally, we cannot assure any of our shareholders that we will be able to consummate a public offering of our shares or that if we complete the reverse stock split, that our share price will maintain a level above $4.00 or that the underwriter will be able to complete a public offering of our shares.

The Reverse Split will be effected prior to the consummation of the Public Offering and the completion of the Public Offering cannot be assured.

It is the intention of the underwriter in the proposed public offering that the Company implement the reverse split prior to the consummation of the offering.  If the public offering is priced below $4.00 per share, the Company will not satisfy the initial listing requirements of the Nasdaq.  It is unlikely that the underwriter would price a public offering of shares at a price that is above the then current trading price for the common stock.  Accordingly, if the stock price trades down following the Reverse Split, and the underwriter is unable to price the sale of securities at a level above $4.00, our shares would not qualify for listing on the Nasdaq and the Company would likely not be able to consummate the public offering.  In such instance, the Reverse Split will have already been completed, it could not be reversed and the Company would not have been able to complete the public offering that the Reverse Split was intended to facilitate.

Anti-takeover effects of a Reverse Split

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism.  Even though the Reverse Split is accompanied by a reduction in the number of the authorized shares of our common stock, depending on the Reverse Ratio effected by the directors, the amendment may result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in the authorized number of shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board is not aware of any attempt to take control of our business and the Board has not considered the Reverse Split to be tool to be utilized as a type of anti-takeover device.

Common Stock

After the effective date of the Reverse Split, each shareholder will own less shares of our common stock.  Simultaneously with the Reverse Split, there will be reduction in the number of authorized shares of common stock from 750,000,000 to 100,000,000 designated by our Certificate of Incorporation. Following the Effective Date and amendment to our Certificate, we will have authorized 100,000,000 shares of common stock.

Depending on the Reverse Ratio effected by the directors, a Reverse Split would also result in a significant increase in the number of authorized and unissued shares of common stock. Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, the Company does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of common stock that would become available for issuance following the Reverse Split could also be used by the Company’s management to delay or prevent a change in control. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Split.

The below charts outline the capital structure as described in Proposal No. 1 herein and prior to and immediately following a possible Reverse Split, with each individual possible Reverse Ratio accounted for.  The number of shares disclosed in the column “Number of shares of common stock before 1:xx Reverse Split” reflects the number of shares as of the record date, December 28, 2011.  The number of shares disclosed in the column “Number of shares of common stock after 1:xx Reverse Split” gives further effect to the reverse split (including the reduction in authorized shares) but does not give effect to any other changes, including any issuance of securities after December 28, 2011.

	Number of shares of common stock before 1:10 Reverse Split	Number of shares of common stock after 1:10 Reverse Split
Authorized	750,000,000	100,000,000
Issued and Outstanding	56,218,431	5,621,843
Reserved for Issuance	141,376,711	14,137,671
Authorized but Unissued	552,404,858	80,240,486

	Number of shares of common stock before 1:20 Reverse Split	Number of shares of common stock after 1:20 Reverse Split
Authorized	750,000,000	100,000,000
Issued and Outstanding	56,218,431	2,810,921
Reserved for Issuance	141,376,711	7,068,836
Authorized but Unissued	552,404,858	90,120,243

	Number of shares of common stock before 1:30 Reverse Split	Number of shares of common stock after 1:30 Reverse Split
Authorized	750,000,000	100,000,000
Issued and Outstanding	56,218,431	1,873,947
Reserved for Issuance	141,376,711	4,712,557
Authorized but Unissued	552,404,858	93,413,496

	Number of shares of common stock before 1:40 Reverse Split	Number of shares of common stock after 1:40 Reverse Split
Authorized	750,000,000	100,000,000
Issued and Outstanding	56,218,431	1,405,460
Reserved for Issuance	141,376,711	3,534,418
Authorized but Unissued	552,404,858	95,060,122

	Number of shares of common stock before 1:50 Reverse Split	Number of shares of common stock after 1:50 Reverse Split
Authorized	750,000,000	100,000,000
Issued and Outstanding	56,218,431	1,124,368
Reserved for Issuance	141,376,711	2,827,534
Authorized but Unissued	552,404,858	96,048,098

Exchange of Certificate and Elimination of Fractional Share Interests

Upon the effectiveness of the Reverse Split, a certain number of shares of our common stock (depending on which Reverse Split ratio is chosen) will automatically be changed into one share of common stock.  Holders of our common stock will not be required to exchange their certificates representing shares of common stock held prior to the Reverse Split for new certificates representing shares of common stock.  Therefore, it is not necessary for you to send us your stock certificates.  If, however, a stockholder wishes to exchange such stockholder’s certificates, the stockholder may do so by surrendering its certificate to the Company’s transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

Fractional Shares

No fractional shares of our common stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a shareholder with a fraction of a share, the number of shares due to the shareholder shall be rounded up. For example, if the proposed Reverse Split leaves an individual shareholder with one and one half shares, the shareholder will be issued, post proposed Reverse Split, two whole shares. If an individual shareholder would own less than one share, the shareholder will be issued, post proposed Reverse Split, one whole share.

No Dissenters Rights

In connection with the approval of the Reverse Split, shareholders of the Company will not have a right to dissent and obtain payment for their shares under the Delaware General Corporation Law, the Certificate or bylaws.

Tax Consequences to Common Shareholders

The following discussion sets forth the material United States federal income tax consequences that management believes will apply with respect to the Company and the shareholders of the Company who are United States holders at the effective time of the Reverse Split. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. For this purpose, a United States holder is a shareholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion does not describe all of the tax  consequences  that may be  relevant  to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in  securities, financial institutions, insurance  companies, tax-exempt organizations, foreign  individuals and entities and persons who acquired their Common  Stock  as  compensation).  In addition, this summary is limited to shareholders who hold their common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each shareholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such shareholder related to the reverse split.

No gain or loss should be recognized by a shareholder upon his or her exchange of pre-Reverse Split shares for post-Reverse Split shares except for those associated with any additional shares the shareholder receives as a result of rounding up any post-Reverse Split fractional shares. The aggregate tax basis of the post-Reverse Split shares received in the Reverse Split should be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares. The shareholder’s holding period for the post-Reverse Split shares should include the period during which the shareholder held the pre-Reverse Split shares surrendered in the Reverse Split.

Vote Required

The Delaware General Corporation Law provides an outline of the scope of the amendments of the Certificate. This includes the amendments discussed herein. The Delaware General Corporation Law provides that proposed amendments must first be adopted by the Board and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND REDUCE THE NUMBER OF AUTHORIZED SHARES

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT AUDITORS

           Our Board of Directors has appointed Cacciamatta Accountancy Corporation (“Cacciamatta”) as our independent registered public accountants for the fiscal year ending September 30, 2012. Although we are not required to have the stockholders ratify the selection of Cacciamatta as our independent auditors, we are doing so because we believe it is a matter of good corporate practice.  If the stockholders do not ratify the selection, the Board of Directors will reconsider whether or not to retain Cacciamatta but may retain such independent auditors in any event.  Even if the selection is ratified, the Board of Directors, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of CNS and its stockholders.  Representatives of Cacciamatta will be present at the Special Meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
THE INDEPENDENT AUDITOR PROPOSAL

PROPOSAL NO. 3 – ADJOURNMENT OF THE SPECIAL MEETING

           If at the time of the special meeting the number of shares of the Company’s common stock voting in favor of Proposal No. 1 or Proposal No. 2 is insufficient to approve such proposal, we may move to adjourn the special meeting in order to allow us to continue to solicit additional proxies in favor of such proposal that requires additional “FOR” votes for its approval. The Board believes that it is in the best interests of the Company’s shareholders to have Proposal No. 1 and Proposal No. 2 be approved and implemented, and, therefore, enabling us to adjourn the meeting to continue to solicit proxies for Proposal No. 1 or Proposal No. 2 is advisable.

           If this Proposal is not approved by our shareholders, the Company will not be able to adjourn the special meeting to a later date. In such event, Proposal No. 1 or Proposal No. 2, if such proposal does not pass, will not be effected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated in the footnotes to the table, the following table presents information regarding the beneficial ownership of our common stock as of December 28, 2011 of:

•	each of the executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.   Only holders of record of our common stock at the close of business on the record date for the special meeting are entitled to vote on each matter properly brought before the special meeting and at any adjournment or postponement of the meeting.  However, shares of our common stock subject to options, warrants and convertible promissory notes issued by us (and convertible interest on those notes) that are currently exercisable or convertible, or exercisable or convertible within sixty days are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible promissory notes, as applicable, for the purpose of the beneficial ownership amount and for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated in the footnotes to the table, the information presented in this table is based on 56,218,431 shares of our common stock outstanding on December 28, 2011. Unless otherwise indicated, the address of each of the executive officers and directors and 5% or more stockholders named below is c/o CNS Response, Inc., 85 Enterprise, Suite 410, Aliso Viejo, CA 92656.

	Number of Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage of Shares Outstanding

Executive Officers and Directors:

George Carpenter (1) Director, President and Chief Executive Officer	3,408,883	5.8%
Paul Buck (2) Chief Financial Officer and Secretary	1,392,000	2.4%
Dr. Daniel Hoffman (3) Chief Medical Officer	1,293,628	2.3%
Michael Darkoch (4) Executive Vice President and Chief Marketing Officer	187,500	*
David B. Jones(5) Chairman of the Board	29,178,790	37.0%
Dr. Henry Harbin (7) Director	600,174	1.1%
John Pappajohn (8) Director	40,177,268	46.0%
Dr. George Kallins (9) Director	11,500,845	17.0%
Zachary McAdoo (10)	5,067,500	8.3%

Directors and officers as a group (8 persons) (11)	92,806,588	69.9%

Non-Director 5%+ Stockholders:

Leonard Brandt (12)	10,480,336	18.1%
SAIL Venture Partners LP (5)	29,178,790	37.0%
Andy Sassine (13)	11,312,750	16.8%
Highland Long/Short Healthcare Fund and Cummings Bay Healthcare Fund (Michael Gregory)(14)	15,944,907	22.3%
Dr. Meyer Proler (15)	4,256,176	7.3%

* Less than 1%

(1)
Consists of (a) 360,000 shares of common stock, (b) 80,000 shares of common stock issuable upon the exercise of vested and exercisable warrants and (c) 2,968,883 shares of common stock issuable upon the exercise of vested and exercisable options.  The warrants to purchase common stock do not have a cashless exercise feature.  The investor has gifted 100,000 warrants to his in-laws.  Such shares are not listed as beneficially owned by Mr. Carpenter in the table above.  Mr. Carpenter, who has been our Chief Executive Officer since April 2009, also became our President on April 29, 2011.

(2)
Consists of (a) 280,000 shares of common stock, (b) 547,000 shares of common stock issuable upon the conversion of convertible notes, (c) 340,000 shares of common stock issuable upon the exercise of vested and exercisable warrants (of which 250,000 have a cashless exercise feature) and (d) 225,000 shares of common stock issuable upon the exercise of vested and exercisable options. Prior to becoming an employee of our company, Mr. Buck was a financial consultant to CNS Response.

(3)
Consists of (a) 98,044 shares of common stock, (b) 12,501 shares of common stock issuable upon the exercise of vested and exercisable warrants and (c) 1,183,083 shares of common stock issuable upon the exercise of vested and exercisable options.  The warrants to purchase common stock have a cashless exercise feature. Dr. Hoffman is our Chief Medical Officer and served as our President from April 2009 to April 29, 2011.

(4)	Consists of 187,500 shares of common stock issuable upon the exercise of vested and exercisable options.

(5)
Consists of (a) 6,471,067 shares of common stock held by SAIL Venture Partners, L.P., (b) 13,635,623 shares of common stock issuable upon the conversion of convertible notes, of which 8,909,843 are held by SAIL Venture Partners, L.P. and 4,725,780 are held by SAIL 2010 Co-Investment Partners, L.P., (c) 8,905,428 shares of common stock issuable upon the exercise of vested and exercisable warrants, of which 6,717,928 are held by SAIL Venture Partners, L.P. and 2,187,500 are held by SAIL 2010 Co-Investment Partners, L.P., and (d) 166,672 shares of common stock issuable upon the exercise of vested and exercisable options held by David Jones and assigned to SAIL Venture Partners, L.P.  All but 1,419,178 of the warrants have a cashless exercise feature.  SAIL Venture Partners, LLC is the general partner of SAIL Venture Partners, L.P.  The unanimous vote of the managing members of SAIL Venture Partners, LLC (who are David Jones, Walter Schindler, Alan Sellers, Henry Habicht and Michael Hammons), is required to make voting and investment decisions over the shares held by SAIL Venture Partners, L.P.  SAIL 2010 Co-Investment Partners GP, LLC is the general partner of SAIL 2010 Co-Investment Partners, L.P.  SAIL Holdings, LLC is the general partner of SAIL 2010 Co-Investment Partners GP, LLC.  The managing member of SAIL Holdings, LLC is Walter Schindler. Mr. Schindler therefore holds voting and investment power over the shares held by SAIL 2010 Co-Investment Partners, L.P. The address of SAIL Venture Partners, L.P. , SAIL 2010 Co-Investment Partners, L.P., SAIL Venture Partners, LLC, SAIL 2010 Co-Investment Partners GP, LLC, SAIL Holdings, LLC and the individual managing members listed above is 3161 Michelson Drive, Suite 750, Irvine, CA 92612. Mr. Jones, who has been our director since March 2007 (and previously was a director of CNS California) was appointed Chairman of the Board on April 29, 2011.

(6)	Intentionally omitted.

(7)
Consists of (a) 8,333 shares of common stock, (b) 2,501 shares of common stock issuable upon the exercise of vested and exercisable warrants and (c) 589,340 shares of common stock issuable upon the exercise of vested and exercisable options. The warrants to purchase common stock have a cashless exercise feature.

(8)
Consists of (a) 9,087,578 shares of common stock, (b) 16,281,244 shares of common stock issuable upon the conversion of convertible notes, (c) 14,641,774 shares of common stock issuable upon the exercise of vested and exercisable warrants, and (d) 166,672 shares of common stock issuable upon the exercise of vested and exercisable options. Of the warrants to purchase common stock, all but 3,333,334 do not have a cashless exercise feature.  The address of John Pappajohn is 2116 Financial Center, Des Moines, IA 50309.

(9)
Consists of (a) 38,000 shares of common stock, (b) 8,537,199 shares of common stock issuable upon the conversion of convertible notes, (c) 2,786,750 shares of common stock issuable upon the exercise of vested and exercisable warrants and (d) 138,896 shares of common stock issuable upon the exercise of vested and exercisable options.  All the warrants have a cashless exercise feature.  The notes and warrants are held by Deerwood Partners LLC and Deerwood Holdings LLC, respectively, of which our director George Kallins is the co-managing member along with his spouse, and by BGN Acquisition Ltd., LP, of which our director George Kallins is the managing partner. The address of Deerwood Partners LLC and Deerwood Holdings LLC is 16 Deerwood Lane, Newport Beach, CA 92660. The address of BGN Acquisition Ltd., LP is 3720 S. Susan Street, Suite 100, Santa Ana, CA 92704.

(10)
Consists of (a) 2,567,500 shares of common stock issuable upon the conversion of convertible notes and (b) 2,500,000 shares of common stock issuable upon the exercise of vested and exercisable warrants. These warrants all have a cashless exercise feature.  The address of Zachary McAdoo is 635 Madison Avenue, 15th Floor, New York, NY 10022.

(11)
Consists of (a) 16,343,022 shares of common stock (b) 41,568,566 shares of common stock issuable upon the conversion of convertible notes, (c) 29,268,954 shares of common stock issuable upon the exercise of vested and exercisable warrants and (d) 5,626,046 shares of common stock issuable upon the exercise of vested and exercisable options.

(12)
Consists of (a) 8,890,795 shares of common stock (including 540,000 shares held by Mr. Brandt’s children and 956,164 shares held by Brandt Ventures), (b) 478,082 shares of common stock issuable upon the exercise of vested and exercisable warrants which are held by Brandt Ventures and (c) 1,111,459 shares of common stock issuable upon the exercise of vested and exercisable options to purchase common stock held by Mr. Brandt. The 478,082 warrants to purchase common stock do not have a cashless exercise feature.  The address of Leonard Brandt is 28911 Via Hacienda, San Juan Capistrano, CA 92675. Leonard Brandt became our Chairman of the Board, Chief Executive Officer and Secretary upon completion of our merger with CNS California and served in these positions until April 10, 2009. Mr. Brandt is a founder of CNS California, and previously served as its President and Chief Executive Officer, and as a member of its Board of Directors.

(13)
Consists of (a) 7,812,750 shares of common stock issuable upon the conversion of convertible notes and (b) 3,500,000 shares of common stock issuable upon the exercise of vested and exercisable warrants. All these warrants have a cashless exercise feature. Mr. Sassine holds these notes and warrants in his personal capacity as an investor. His principal business address is 82 Devonshire Street, Boston, MA 02109.

(14)
Consists of (a) 745,782 shares of common stock, of which 680,950 shares are held by Highland Long Short Healthcare Fund (“Highland”) and 64,832 shares are held by Cummings Bay Healthcare Fund (“Cummings”), (b) 10,449,125 shares of common stock issuable upon the conversion of convertible notes, of which 8,834,000 shares relate to notes held by Highland and 1,615,125 shares relate to notes held by Cummings, (c) 4,750,000 shares of common stock issuable upon the exercise of vested and exercisable warrants, of which 4,000,000 shares relate to warrants held by Highland and 750,000 shares relate to warrants held by Cummings. Mr. Michael Gregory is the portfolio manager of Highland and Cummings and has sole voting and investment power with respect to the Company’s securities held by Highland and Cummings.  The principal business address for Mr. Gregory, as well as for Highland and Cummings, is 13455 Noel Road, Dallas, TX 75240.

(15)
Consists of (a) 2,299,051 shares of common stock, (b) 1,091,125 shares of common stock issuable upon the conversion of convertible notes, (c) 860,000 shares of common stock issuable upon the exercise of vested and exercisable warrants (of which 500,000 have a cashless exercise feature) and (d) 6,000 shares of common stock issuable upon the exercise of vested and exercisable options. Dr. Proler provides medical consulting services to the Company.

Changes in Control

We do not have any arrangements which may at a subsequent date result in a change in control.

OTHER MATTERS

The Board knows of no other business which will be presented at the special meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their judgment on such matters.

Solicitation Of Proxies

It is expected that the solicitation of Proxies will be by mail.  The cost of solicitation by management will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.  We estimate that the total amount to be spent in connection with such activities will be $40,000. We also may engage a proxy solicitation firm to assist with the solicitation of proxies, although we have not yet determined to do so, and we expect that if we do engage a proxy solicitation firm that the additional cost to be borne by us will be approximately $10,000.

Householding

Unless they have received contrary instructions, public companies may send a single copy of the proxy statement and notice of special meeting to any household at which two or more stockholders reside if they believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at those households and helps reduce expenses.

If you live in a household receiving a single copy of the proxy statement and notice of special meeting and would like to receive your own set of the proxy statement and notice of special meeting this year or in future years, follow the instructions described below:

If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request to revoke householding by calling them at (800) 937 5449 or writing to them at 59 Maiden Lane, New York, NY 10038. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

If two or more stockholders residing in the same household individually receive copies of the annual report, proxy statement and notice of special meeting and as a household wish to receive only one copy, you may contact American Stock Transfer & Trust Company, LLC at the address and telephone number listed in the preceding paragraph in the case of registered holders, or your bank, broker or other nominee directly if such bank, broker or other nominee holds your shares, and request that householding commence as soon as practicable.

Annual Report on Form 10-K

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as filed with the SEC, will be mailed to the shareholders with this proxy statement.  Our Annual Report is also available to stockholders without charge at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ George Carpenter
George Carpenter, Chief Executive Officer

85 Enterprise, Suite 410
Aliso Viejo, CA 92656
January 6, 2012

EXHIBIT A

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
CNS RESPONSE, INC.

CNS Response, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That, by unanimous written consent in lieu of a meeting of the Board of Directors (the “Board”) of CNS Response, Inc., (the “Corporation”) resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation:  (i) approving of an increase to the number of authorized shares which the Corporation is authorized to issue (the “Capitalization Increase”), and (ii) approving of a reverse stock split on a 1 for 10, 1 for 20, 1 for 30, 1 for 40, or 1 for 50 basis, as determined at the sole discretion of the Board (the “Reverse Split”), and, declaring said amendments, as reflected in a single amendment (hereinafter the “Amendment”), to be advisable and calling for consent of the stockholders of the Corporation for consideration thereof.  The resolutions setting forth the proposed Amendment is substantially as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by amending and restating the Article IV thereof relating to the authorized shares of the Corporation, so that, as amended, said Article IV shall be and read in its entirety, as follows:

ARTICLE IV

CAPITAL STOCK

“The amount of total authorized capital stock of this Corporation is One Hundred Thousand Dollars ($100,000) divided into 100,000,000 shares of $0.001 par value each. All shares shall be designated as common stock. Stockholders shall not have preemptive rights or be entitled to cumulative voting in connection with the shares of the Company’s common stock.

Upon the date that this Certificate of Amendment to the Certificate of Incorporation of the Corporation becomes effective in accordance with the General Corporation Law of the State of Delaware (the “Effective Date”), each [ten (10)] [twenty (20)] [thirty (30)] [forty (40)] [fifty (50)] shares of outstanding common stock, par value $0.001 per share (for purposes of this Article IV “Old Common Stock”), of the Corporation issued and outstanding immediately prior to the Effective Date shall be, without any action of the holder thereof, automatically combined into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share (for purposes of this Article IV, the “New Common Stock”) of the Corporation.  Each stock certificate that, immediately prior to the Effective Date, represented shares of Old Common Stock shall, from and after the Effective Date, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined.  No fractional shares of Common Stock will be issued as a result of the Reverse Split. In the event the proposed Reverse Split leaves a shareholder with a fraction of a share, the number of shares due to the shareholder shall be rounded up. For example, if the proposed Reverse Split leaves an individual shareholder with one and one half shares, the shareholder will be issued, post proposed Reverse Split, two whole shares.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, written consent in lieu of a special meeting of the Common Stock holders the holders of the Corporation’s stock was duly called and held upon notice in accordance with section 222 of the General Corporation Law of the State of Delaware, pursuant to which, a majority of each class of stockholder voted in favor of the Amendment.

THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:    That the capital of said Corporation shall not be reduced under or by reason of said Amendment.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Incorporation of CNS Response, Inc. as of ___________, ____.

CNS RESPONSE, INC.

By:
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF

CNS RESPONSE, INC.

January 27, 2012

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 27, 2012:
The Proxy Statement and our 2011 Annual Report to Stockholders are available at: www.cnsresponse.com under "Investors" - "SEC Filings."

Please sign, date and mail your proxy card in the envelope provided as soon as possible or fax the card to CNS Response at 1-866-294-2611 or to American Stock Transfer & Trust Company at 1-718-765-8719

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030003030000000000 2   012712

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The undersigned hereby acknowledges receipt of the Notice of Special Meeting, Proxy Statement and Annual Report of CNS Response, Inc.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CNS RESPONSE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints David B. Jones and George Carpenter, and each of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.001 per share, of CNS Response, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of the Stockholders of the Company to be held on Friday, January 27, 2012, at 11:00 am local time at 85 Enterprise, Aliso Viejo, CA 92656, and at all adjournments or postponements thereof, upon matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated January 6, 2012, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Each of Items 1, 2 and 3 is proposed by the Company.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF PROPOSALS 1, 2 AND 3.

(Continued and to be signed on the reverse side.)

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